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Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies that, to his/her knowledge, (i) the Form 10-Q filed by United Community Bancorp (the "Issuer") for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                                        UNITED COMMUNITY BANCORP

Date: May 14, 2003                      By: /s/ R. Steve Aaron
                                           -------------------------------------
                                        R. Steve Aaron
                                        President and Chief Executive Officer

Date: May 14, 2003                      By: /s/ Susan B. Mikels
                                           -------------------------------------
                                        Susan B. Mikels
                                        Chief Financial Officer